UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009

METHODE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

7401 West Wilson Avenue, Chicago, Illinois 60706

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-6777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

Fiscal 2010 Second-Quarter Results of Operations

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements:  None

(b)                                 Pro forma financial information:  None

(c)                                  Shell company transactions:  None

(d)                                 Exhibits:  99.1  Press Release of Methode Electronics, Inc. dated December 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.

Date: December 10, 2009	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Methode Electronics, Inc. dated December 10, 2009.